                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Value City Department Stores, Inc. (the "Company"), hereby appoints James A. McGrady and Robert J. Tannous as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 1,000,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's Amended and Restated 1991 Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 20th day of July 2000.


   /s/ Jay L. Schottenstein            Chairman of the Board of Directors and Chief Executive Officer
-----------------------------------    (Principal Executive Officer)
       Jay L. Schottenstein


   /s/ Saul Schottenstein              Director
-----------------------------------
       Saul Schottenstein


   /s/ Martin P. Doolan                Vice Chairman of the Board of Directors
-----------------------------------
       Martin P. Doolan


   /s/ Robert M. Wysinski              Executive Vice President - Corporate Administration and Investor
-----------------------------------    Relations, Secretary and Director
       Robert M. Wysinski


   /s/ James A. McGrady                Chief Financial Officer and Treasurer
-----------------------------------
       James A. McGrady                (Principal Accounting Officer and Principal Financial Officer)


   /s/ Ari Deshe                       Director
-----------------------------------
       Ari Deshe


   /s/ Jon P. Diamond                  Director
-----------------------------------
       Jon P. Diamond


   /s/ Richard Gurian                  Director
-----------------------------------
       Richard Gurian


   /s/ Dr. Norman Lamm                 Director
-----------------------------------
       Dr. Norman Lamm


   /s/ Geraldine Schottenstein         Director
-----------------------------------
       Geraldine Schottenstein


   /s/ Robert L. Shook                 Director
-----------------------------------
       Robert L. Shook


    /s/ Henry L. Aaron                 Director
-----------------------------------
        Henry L. Aaron


    /s/ David L. Nichols               Director
-----------------------------------
        David L. Nichols